                                                                  EXHIBIT 32.2

                                  SECTION 906
                  CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, James P. Tolley, the principal accounting officer of Agemark Corporation (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

      (1) the Annual Report on Form 10-KSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request

Dated: January 12, 2004                         /s/  JAMES P. TOLLEY
                                                ------------------------------
                                                James P. Tolley
                                                Treasurer and
                                                Chief Financial Officer
                                                (Principal Accounting Officer)